SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 20, 2006

                              Earth Biofuels, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                  -----------
                 (State or Other Jurisdiction of Incorporation)

              333-110249                             71-0915825
       (Commission File Number)         (I.R.S. Employer Identification No.)

                           3001 Knox Street, Suite 403
                           ----------------------------

                                Dallas, TX 75205
                               ------------------
              (Address of Principal Executive Offices and Zip Code)

                                 (214) 389-9800
                                ----------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On February 20, 2006, Earth Biofuels, Inc. hired Ms. Jeanette Musacchio to serve in the position of Controller. Ms. Musacchio co-founded the accounting firm of Montgomery Coscia Greilich in January 2001, and since that time has managed the firm's accounting services division and acted as the controller or overseer of the general accounting, payroll and sales tax functions of several companies.
Her primary disciplines include developing accounting systems, policies and procedures as well as managing accounting services such as bookkeeping, payroll, benefit plan and payroll tax filings.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Earth Biofuels , Inc.
                                           (Registrant)

Date:  February 21, 2006                  By:    /s/ Dennis McLaughlin
                                                 ----------------------
                                                 Dennis McLaughlin
                                                 Chief Executive Officer